DENMARK BANCSHARES, INC.

EXHIBIT (99.1)

Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to subsection (b) of section 1350, I hereby certify, to the best of my knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Darrell R. Lemmens

Darrell R. Lemmens

Principal Executive Officer

A signed original of this written statement required by Section 906 has been provided to Denmark Bancshares, Inc. and will be retained by Denmark Bancshares, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

DENMARK BANCSHARES, INC.

EXHIBIT (99.2)

Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to subsection (b) of section 1350, I hereby certify, to the best of my knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Dennis J. Heim

Dennis J. Heim

Principal Financial Officer

A signed original of this written statement required by Section 906 has been provided to Denmark Bancshares, Inc. and will be retained by Denmark Bancshares, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.